Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V87832-P49920 *Please check the meeting materials for any special requirements for meeting attendance. APOGEE ENTERPRISES, INC. APOGEE ENTERPRISES, INC. 4400 WEST 78TH STREET SUITE 520 MINNEAPOLIS, MN 55435 2026 Annual Meeting Vote by June 23, 2026 11:59 PM ET. For shares held in a plan, vote by June 22, 2026 12:00 PM ET. You invested in APOGEE ENTERPRISES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 24, 2026 at 8:00 A.M. Central Time. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 10, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 24, 2026 8:00 AM, CT Virtually at: www.virtualshareholdermeeting.com/APOG2026

Vote at www.ProxyVote.com Voting Items Board Recommends V87833-P49920 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials, which contain important information and are available on the internet, or by email or mail. Please follow the instructions on the reverse side to view these materials and to vote. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 1. ELECTION OF DIRECTORS: Nominees: Class I Directors 1a. Donald A. Nolan For 1b. Patricia K. Wagner For 2. ADVISORY VOTE TO APPROVE APOGEE’S EXECUTIVE COMPENSATION. For 3. APPROVAL OF THE APOGEE ENTERPRISES, INC. 2019 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED (2026) TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR AWARDS FROM 2,150,000 TO 2,950,000. For 4. ADVISORY VOTE TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 27, 2027. For 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the meeting.